UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2023

NATURAL RESOURCE PARTNERS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31465	35-2164875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana St., Suite 3325 Houston, Texas 77002
(Address of principal executive office) (Zip Code)

(713) 751-7507
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	NRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01.         Other Events

On August 8, 2023, Natural Resource Partners L.P. (the “Partnership”) executed a negotiated transaction with certain entities controlled by funds affiliated with Blackstone Inc. (collectively referred to as "Blackstone") pursuant to which the Partnership repurchased an aggregate of 35,000 Class A Preferred Units held by Blackstone (the “Subject Units”) for $35,000,000 in cash, plus any accrued and unpaid distributions in respect of such units. Following the repurchase, the Subject Units were retired and are no longer outstanding, and all rights of Blackstone thereof have ceased with respect to the Subject Units. Of the originally issued 250,000 Class A Preferred Units, after giving effect to this redemption and all prior redemptions, 86,667 Class A Preferred Units remain outstanding.

As a result of the transaction, Blackstone’s holdings of Class A Preferred Units was reduced to a level such that it no longer has the right to designate a director to the board of the Partnership’s general partner, or to designate a board observer, pursuant to the Board Representation and Observation Rights Agreement, dated March 2, 2017, which was entered into in connection with their original investment. Notwithstanding, Alex Greene, Blackstone's board designee, will remain on the board of the Partnership's general partner until such time as he resigns or is removed by the Partnership's general partner. Mr. Greene does not receive fees from the Partnership for his board service.

Item 9.01.         Financial Statements and Exhibits

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P. (Registrant)

	By:	NRP (GP) LP
its General Partner

	By:	GP Natural Resource Partners LLC
its General Partner

Date: August 14, 2023		/s/ Philip T. Warman
Philip T. Warman
General Counsel

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